Van Kampen
Growth and
Income Fund
SEMIANNUAL REPORT
MAY 31, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

OVERVIEW

LETTER TO SHAREHOLDERS
June 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY, DESPITE SOME ISOLATED DISPLAYS OF STRENGTH, CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN MAY 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF GROWTH, ROSE A DISAPPOINTING 1.3 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE. THIS ANEMIC GROWTH ONLY CLOUDED AN ALREADY HAZY ECONOMIC OUTLOOK AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
THROUGHOUT MOST OF THE REPORTING PERIOD, ALL EYES WERE ON THE CONSUMER--THE DRIVING FORCE BEHIND APPROXIMATELY TWO-THIRDS OF U.S. ECONOMIC GROWTH. ON THE HEELS OF AN UNEXPECTED DIP IN THE MAY 2001 UNEMPLOYMENT RATE TO 4.4 PERCENT, CONSUMER CONFIDENCE EDGED UP SLIGHTLY--DESPITE REPORTS SHOWING FIRST-QUARTER LAYOFFS WERE 20 PERCENT HIGHER IN 2001 THAN IN 2000. AT THE SAME TIME, INFLATION CONCERNS FLOATED JUST BELOW THE SURFACE AS RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND A SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS.

INTEREST RATES AND INFLATION
SOME ANALYSTS ATTRIBUTED CONSUMERS' RENEWED CONFIDENCE TO THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND MAY 31, 2001, THE FEDERAL RESERVE (THE FED) CUT INTEREST RATES FIVE TIMES BY A TOTAL OF 2.5 PERCENT. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. ALTHOUGH INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, MANY SUGGESTED ADDITIONAL CUTS WERE STILL NEEDED TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.6 PERCENT IN THE 12 MONTHS ENDED MAY 31. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT SEASONAL DEMANDS FOR ELECTRICITY AND GASOLINE MIGHT RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.30

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 1999--May 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of May 31, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-Month total return based on
NAV(1)                                    3.31%           2.93%      2.93%
------------------------------------------------------------------------------
Six-Month total return(2)                -2.62%          -1.67%      2.01%
------------------------------------------------------------------------------
One-year total return(2)                  3.04%           3.68%      7.56%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                15.13%          15.47%     15.63%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                15.11%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.25%          15.67%(3)   15.59%
------------------------------------------------------------------------------
Commencement date                      08/01/46        08/02/93   08/02/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--May 31, 2001)


1.   BANK OF AMERICA             3.5%
     Provides financial services to
     customers and businesses throughout
     the United States.

2.   DUPONT                      3.3%
     Develops and manufactures a wide
     variety of chemicals, polymers, and
     fibers including Lycra, Teflon, and
     Kevlar.

3.   EXXON MOBIL                 3.1%
     Explores for and produces petroleum
     and petrochemicals worldwide.

4.   FIRST UNION                 2.7%
     Provides financial services to
     customers primarily in the eastern
     United States.

5.   J.P. MORGAN CHASE           2.5%
     Offers commercial and consumer
     financial services worldwide.

6.   FLEETBOSTON                 2.3%
     Provides financial services to
     customers primarily in the
     northeastern United States.

7.   MINNESOTA MINING AND
     MANUFACTURING (3M)          2.2%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

8.   US BANCORP                  2.2%
     Provides corporate trust services,
     including banking, asset management,
     and investment services.

9.   MCKESSON HBOC               2.0%
     Distributes supplies and provides
     services to the healthcare industry.

10.  WASHINGTON MUTUAL           1.9%
     Provides financial services in the
     western and southern United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--May 31, 2001)


 [BAR GRAPH]

                                                                             MAY 31, 2001
                                                                             ------------
Banks                                                                            18.80
Diversified Chemicals                                                             5.70
Pharmaceuticals                                                                   4.50
Integrated Oil & Gas                                                              4.10
Electric Utilities                                                                3.50


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]
                                                                 [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
FUND'S RETURN FOR THE SIX MONTHS ENDED MAY 31, 2001. THE
TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO
MANAGER, WHO HAS MANAGED THE FUND SINCE JULY 1990 AND HAS
WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED
BY SCOTT A. CARROLL AND JAMES O. ROEDER, PORTFOLIO
MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM?

A   Economic uncertainty continued to
plague the stock market. The Federal Reserve Board's interest-rate hikes from early 2000 slowed the economy by the end of that year. Recessionary fears spurred volatility and profit taking in the market.

    In an effort to stimulate the economy, the Fed aggressively declared its policy change with a surprise interest-rate cut on January 3, 2001. Although investors anticipated that the Fed would lower rates, many were startled by the timing of the rate cut. In early January, a significant bounce occurred as investors flocked to stocks they believed would benefit most from interest-rate movements. This focus on rates was all-pervasive. Investors ignored fundamentals, and weaker companies outperformed stronger companies.

    The stock market was highly rotational and lacked leadership--the sector that gained one day often fell the next. Despite the series of interest-rate decreases that followed the January 3 cut, the market did not build momentum during the period. Waning earnings cast a shadow over companies and, often times, entire sectors. Without a clear sense of economic recovery, investors continued to punish companies on a hint of bad news.

    Value stocks enjoyed a renewed interest among investors after several years of underperformance relative to growth stocks. In times of uncertainty, investors have tended to seek value stocks over more aggressive growth stocks.

    Against this backdrop, the fund returned 3.31 percent for the six months ended May 31, 2001. Performance information for the fund reflects Class A shares at net asset value, including a Rule 12b-1 fee of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial professional.

    The fund's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000 (R) Index. The Standard & Poor's 500 Index returned -3.90 percent and the Russell 1000 (R) Index, which more closely resembles the fund, returned -3.75 percent for the same period. The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 1000 (R) Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization. The indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE THE
    FUND'S PERFORMANCE?

A   Although the fund benefited
from strong stock selection, fund performance was dragged down by the early January market rally. We did not anticipate that the Fed would act as boldly as it did. Consistent with this view, in the second half of 2000, we positioned the fund more conservatively. This positioning helped when the economy began to decelerate. While we anticipated that the Fed would lower rates, we were surprised that it happened on January 3. Immediately following the rate cut announcement, economically sensitive stocks took off. Since then, we believe we made the appropriate adjustments to the fund's portfolio. During the remainder of the reporting period, the fund performed in line with our expectations.

Q   HOW DID THE MARKET CLIMATE
    AFFECT THE FIELD OF INVESTMENT CHOICES?

A   In this market, opportunities were
narrow. We follow a value-with-a-catalyst approach, which means we seek attractively priced value stocks with a particular catalyst that, in our opinion, is likely to send the stock price higher. Because we place a premium on finding these catalysts, we had difficulty finding an abundance of attractive ideas in the current market.

Q   WHAT STOCKS PERFORMED WELL?

A   The best-performing stocks came
from the financials area. Bank of America was the fund's top performer during the period. We became interested in this stock last year. We wanted to maintain exposure to financials stocks because these stocks have historically performed well in a falling interest-rate environment. Sentiment was negative on banks because of credit quality problems, which allowed us to buy Bank of America at what we believed to be an attractive price.

    H&R Block was also a particularly strong performer. Our patience was rewarded with this stock. We opened the position last year, and the 2000 tax season was a success for the company. The market rewarded its cash generation. As a result, we reduced the fund's position as it appreciated, locking in gains.

    Minnesota Mining & Manufacturing has performed well. Two years ago when this stock caught our attention, our research indicated strong fundamentals--accelerating revenues, good margins, and high return on capital--with a potential management change as an added catalyst. Then, in December, 3M announced its new CEO, and the market rewarded the change.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Palm was the fund's worst-
performing stock. We were initially attracted to the company because it owned the dominant operating system in the hand-held devices market. Selling the operating system proved to be a high margin business. When the economy showed signs of slowing, demand for the devices cooled. Palm was left with high inventory, and along with most of its industry, declined significantly. However, we believe the sentiment to be overly negative. As of the end of the reporting period, we had not sold Palm from the portfolio. (Holdings are subject to change daily.)

    Two utility companies, Pacific Gas & Electric and Edison International, also scarred the fund's performance during the period. Energy prices spiked in California, and because of deregulation, these companies could not pass the costs on to their customers. The political risks of deregulation were beyond our risk parameters. We sold PG&E prior to its filing for bankruptcy. We also sold Edison.

Q   WHAT IS YOUR OUTLOOK?

A   Overall, we are optimistic about
the market. Recent interest-rate cuts are helping to create a more favorable yield curve, and money supply growth has reaccelerated. The market may not fully recover until investors feel comfortable that the economy is turning. But, in our opinion, an improving yield curve may signal an improving economy.

    As value investors, we see opportunity in the current market. We are not afraid to invest in what is unpopular. Our decisions are guided by experience and a time-tested discipline, not by hype.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  93.3%
AEROSPACE & DEFENSE  1.6%
Raytheon Co., Class B (a)..................................  1,303,950   $   38,818,591
                                                                         --------------

ALTERNATIVE CARRIERS  0.5%
Nippon Telegraph & Telephone Corp.--ADR (Japan)............    365,300       11,397,360
                                                                         --------------
APPAREL RETAIL  1.6%
Limited, Inc. .............................................    139,800        2,278,740
The Gap, Inc. .............................................  1,221,550       37,868,050
                                                                         --------------
                                                                             40,146,790
                                                                         --------------
AUTO PARTS & EQUIPMENT  2.7%
Dana Corp. ................................................  1,156,030       24,877,766
Delphi Automotive Systems Corp. ...........................    790,520       11,620,644
Johnson Controls, Inc. ....................................    405,700       28,561,280
                                                                         --------------
                                                                             65,059,690
                                                                         --------------
AUTOMOBILE MANUFACTURERS  0.9%
Ford Motor Co. ............................................    936,870       22,812,784
                                                                         --------------

BANKS  17.6%
Bank of America Corp. .....................................  1,345,950       79,747,537
Bank One Corp. ............................................  1,028,750       40,738,500
First Union Corp. .........................................  1,886,600       60,842,850
FleetBoston Financial Corp. ...............................  1,240,050       51,573,679
J.P. Morgan Chase & Co. ...................................  1,165,800       57,299,070
PNC Financial Services Group...............................    135,000        9,348,750
SunTrust Banks, Inc. ......................................    254,950       15,659,029
US Bancorp.................................................  2,257,858       50,350,233
Wachovia Corp. ............................................    282,950       19,056,682
Washington Mutual, Inc. ...................................  1,231,275       43,858,016
                                                                         --------------
                                                                            428,474,346
                                                                         --------------
COMPUTER HARDWARE  0.6%
Palm, Inc. (a).............................................  2,816,694       15,857,987
                                                                         --------------

CONSUMER ELECTRONICS  0.9%
Koninklijke Philips Electronics N V-ADR (Netherlands)......    798,620       22,121,774
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE

DIVERSIFIED CHEMICALS  5.4%
Dow Chemical Co. ..........................................    722,600   $   25,876,306
Du Pont (E.I.) de Nemours & Co. ...........................  1,610,930       74,747,152
Phelps Dodge Corp. ........................................    666,930       30,145,236
                                                                         --------------
                                                                            130,768,694
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  2.0%
Equifax, Inc. .............................................  1,060,400       37,198,832
H & R Block, Inc. .........................................    193,150       11,519,466
                                                                         --------------
                                                                             48,718,298
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.0%
A.G. Edwards, Inc. ........................................    640,270       27,224,280
Citigroup, Inc. ...........................................    729,200       37,371,500
Fannie Mae.................................................    114,000        9,398,160
                                                                         --------------
                                                                             73,993,940
                                                                         --------------
ELECTRIC UTILITIES  3.2%
Allegheny Energy, Inc. ....................................    195,700       10,411,240
Exelon Corp. ..............................................    463,950       31,465,089
Reliant Energy, Inc. ......................................    537,600       24,772,608
Southern Co. ..............................................    529,800       12,471,492
                                                                         --------------
                                                                             79,120,429
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.5%
Solectron Corp. (a)........................................    544,000       11,734,080
                                                                         --------------

FOOD RETAIL  0.2%
Kroger Co. (a).............................................    240,500        5,998,070
                                                                         --------------

FOREST PRODUCTS  1.2%
Weyerhaeuser Co. ..........................................    518,400       29,657,664
                                                                         --------------

GENERAL MERCHANDISE STORES  1.0%
Target Corp. ..............................................    615,650       23,271,570
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.9%
McKesson HBOC, Inc. .......................................  1,353,000       46,773,210
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE

HEALTH CARE EQUIPMENT  1.3%
Beckman Coulter, Inc. .....................................    576,000   $   21,744,000
Boston Scientific Corp. (a)................................    523,420        9,065,634
                                                                         --------------
                                                                             30,809,634
                                                                         --------------
HEALTH CARE FACILITIES  0.7%
HCA-The Healthcare Co. ....................................    184,000        7,422,560
Healthsouth Corp. (a)......................................    767,800        9,751,060
                                                                         --------------
                                                                             17,173,620
                                                                         --------------
HOME IMPROVEMENT RETAIL  2.3%
Lowe's Cos., Inc. .........................................    586,600       40,786,298
Sherwin-Williams Co. ......................................    717,000       15,300,780
                                                                         --------------
                                                                             56,087,078
                                                                         --------------
HOTELS  0.0%
Hilton Hotels Corp. .......................................     43,500          538,965
                                                                         --------------

HOUSEHOLD APPLIANCES  2.2%
Black & Decker Corp. ......................................    416,300       16,506,295
Whirlpool Corp. ...........................................    603,650       37,963,549
                                                                         --------------
                                                                             54,469,844
                                                                         --------------
INDUSTRIAL CONGLOMERATES  2.9%
Minnesota Mining & Manufacturing Co. ......................    426,900       50,621,802
Mirant Corp. (a)...........................................    510,454       20,060,842
                                                                         --------------
                                                                             70,682,644
                                                                         --------------
INDUSTRIAL MACHINERY  1.7%
Ingersoll-Rand Co. ........................................    866,550       42,764,243
                                                                         --------------

INTEGRATED OIL & GAS  3.8%
Exxon Mobil Corp. .........................................    786,500       69,801,875
Texaco, Inc. ..............................................    319,000       22,776,600
                                                                         --------------
                                                                             92,578,475
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.1%
SBC Communications, Inc. ..................................    208,050        8,956,553
Sprint Corp. ..............................................  1,899,000       38,568,690
Verizon Communications, Inc. ..............................    498,114       27,321,553
                                                                         --------------
                                                                             74,846,796
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
IT CONSULTING & SERVICES  3.0%
Computer Sciences Corp. (a)................................    791,350   $   33,228,787
Electronic Data Systems Corp. .............................    652,400       39,959,500
                                                                         --------------
                                                                             73,188,287
                                                                         --------------
LIFE & HEALTH INSURANCE  3.2%
Jefferson-Pilot Corp. .....................................    500,525       23,719,880
John Hancock Financial Services............................    562,100       22,264,781
Lincoln National Corp. ....................................    296,750       14,611,970
Metlife, Inc. .............................................    528,700       16,839,095
                                                                         --------------
                                                                             77,435,726
                                                                         --------------
MANAGED HEALTH CARE  0.9%
Caremark Rx, Inc. (a)......................................  1,420,600       23,127,368
                                                                         --------------

MULTI-LINE INSURANCE  1.0%
Hartford Financial Services Group..........................    361,200       24,453,240
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.0%
Halliburton Co. ...........................................    507,300       23,711,202
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  0.3%
Burlington Resources, Inc. ................................    172,000        8,410,800
                                                                         --------------

OIL & GAS REFINING & MARKETING  0.5%
Tosco Corp. ...............................................    249,400       12,455,036
                                                                         --------------

PAPER PACKAGING  0.7%
Temple-Inland, Inc. .......................................    336,000       17,844,960
                                                                         --------------

PERSONAL PRODUCTS  0.3%
Estee Lauder Co., Inc. ....................................    167,600        6,804,560
                                                                         --------------

PHARMACEUTICALS  3.9%
American Home Products Corp. ..............................     48,000        3,038,400
Johnson & Johnson, Inc. ...................................    448,000       43,433,600
Mylan Laboratories, Inc. ..................................    568,200       18,074,442
Pharmacia Corp. ...........................................    240,500       11,678,680
Schering-Plough Corp. .....................................    430,400       18,055,280
                                                                         --------------
                                                                             94,280,402
                                                                         --------------
PRECIOUS METALS & MINERALS  0.7%
Newmont Mining Corp. ......................................    845,900       17,332,491
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE

PROPERTY & CASUALTY INSURANCE  1.6%
Allstate Corp..............................................    859,400   $   38,690,188
                                                                         --------------

RAILROADS  1.8%
Norfolk Southern Corp. ....................................    891,700       19,768,989
Union Pacific Corp. .......................................    426,050       24,497,875
                                                                         --------------
                                                                             44,266,864
                                                                         --------------
RESTAURANTS  1.0%
McDonald's Corp. ..........................................    793,400       24,024,152
                                                                         --------------

SEMICONDUCTOR EQUIPMENT  1.1%
KLA Tencor Corp. (a).......................................    229,000       11,820,980
Novellus Systems, Inc. (a).................................    297,200       14,235,880
                                                                         --------------
                                                                             26,056,860
                                                                         --------------
SEMICONDUCTORS  2.8%
Advanced Micro Devices, Inc. (a)...........................    740,750       20,926,188
Micron Technology, Inc. (a)................................    955,400       35,827,500
Texas Instruments, Inc. ...................................    339,200       11,573,504
                                                                         --------------
                                                                             68,327,192
                                                                         --------------
SOFT DRINKS  1.3%
PepsiCo, Inc. .............................................    690,650       30,913,494
                                                                         --------------

SPECIALTY CHEMICALS  1.4%
Rohm & Haas Co. ...........................................  1,041,150       34,566,180
                                                                         --------------

TELECOMMUNICATIONS EQUIPMENT  1.2%
Motorola, Inc. ............................................  1,914,800       28,147,560
                                                                         --------------

TIRES & RUBBER  1.8%
Goodyear Tire & Rubber Co. ................................  1,480,950       43,110,455
                                                                         --------------

TRADING COMPANIES & DISTRIBUTORS  1.0%
Grainger (W. W.) Inc. .....................................    529,000       23,376,510
                                                                         --------------
TOTAL COMMON STOCKS  93.3%............................................    2,275,200,103
                                                                         --------------

CONVERTIBLE CORPORATE OBLIGATION  0.4%
Roche Holdings, Inc., LYON (Switzerland) ($17,000,000 par, 0% coupon,
  04/20/10 maturity)..................................................        9,669,600
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $2,072,594,792)...............................................    2,284,869,703
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE

SHORT-TERM INVESTMENTS  7.3%
REPURCHASE AGREEMENT  3.5%
UBS Securities ($84,974,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 05/31/01, to be sold on
  06/01/01 at $84,983,536)............................................   $   84,974,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.8%
Federal Home Loan Discount Notes ($44,155,000 par, yielding 4.09%,
  06/01/01 maturity)..................................................       44,155,000
Federal Home Loan Discount Notes ($50,000,000 par, yielding 4.59%,
  07/06/01 maturity) (b)..............................................       49,777,847
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................       93,932,847
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $178,906,847).................................................      178,906,847
                                                                         --------------

TOTAL INVESTMENTS  101.0%
  (Cost $2,251,501,639)...............................................    2,463,776,550

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%).........................      (24,062,321)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,439,714,229
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $2,251,501,639).....................  $2,463,776,550
Receivables:
  Fund Shares Sold..........................................      15,219,009
  Dividends.................................................       6,794,154
  Variation Margin on Futures...............................         427,350
  Interest..................................................           9,536
Other.......................................................         219,728
                                                              --------------
    Total Assets............................................   2,486,446,327
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      40,390,578
  Fund Shares Repurchased...................................       3,585,780
  Distributor and Affiliates................................       1,175,442
  Investment Advisory Fee...................................         741,680
  Custodian Bank............................................          97,235
Accrued Expenses............................................         492,861
Trustees' Deferred Compensation and Retirement Plans........         248,522
                                                              --------------
    Total Liabilities.......................................      46,732,098
                                                              --------------
NET ASSETS..................................................  $2,439,714,229
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,112,785,345
Net Unrealized Appreciation.................................     216,207,357
Accumulated Net Realized Gain...............................      98,541,704
Accumulated Undistributed Net Investment Income.............      12,179,823
                                                              --------------
NET ASSETS..................................................  $2,439,714,229
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,556,111,898 and 84,331,991 shares of
    beneficial interest issued and outstanding).............  $        18.45
    Maximum sales charge (5.75%* of offering price).........            1.13
                                                              --------------
    Maximum offering price to public........................  $        19.58
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $715,764,656 and 39,134,197 shares of
    beneficial interest issued and outstanding).............  $        18.29
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $167,837,675 and 9,172,130 shares of
    beneficial interest issued and outstanding).............  $        18.30
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended May 31, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $61,361).....  $ 19,210,084
Interest....................................................     5,577,844
                                                              ------------
    Total Income............................................    24,787,928
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,675,952, $3,158,640 and $651,753,
  respectively).............................................     5,486,345
Investment Advisory Fee.....................................     3,943,494
Shareholder Services........................................     1,432,818
Custody.....................................................       115,294
Legal.......................................................        24,412
Other.......................................................       458,450
                                                              ------------
    Total Expenses..........................................    11,460,813
    Less Credits Earned on Cash Balances....................        43,706
                                                              ------------
    Net Expenses............................................    11,417,107
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 13,370,821
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $123,841,678
  Futures...................................................   (21,459,574)
                                                              ------------
Net Realized Gain...........................................   102,382,104
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   257,401,883
  End of the Period:
    Investments.............................................   212,274,911
    Futures.................................................     3,932,446
                                                              ------------
                                                               216,207,357
                                                              ------------
Net Unrealized Depreciation During the Period...............   (41,194,526)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 61,187,578
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 74,558,399
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended May 31, 2001 and the Year Ended November 30, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                     MAY 31, 2001      NOVEMBER 30, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   13,370,821      $   16,614,294
Net Realized Gain.................................     102,382,104         212,940,255
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (41,194,526)         18,727,449
                                                    --------------      --------------
Change in Net Assets from Operations..............      74,558,399         248,281,998
                                                    --------------      --------------

Distributions from Net Investment Income:
  Class A Shares..................................      (7,471,482)        (10,887,028)
  Class B Shares..................................      (1,151,561)         (1,294,667)
  Class C Shares..................................        (221,378)           (207,822)
                                                    --------------      --------------
                                                        (8,844,421)        (12,389,517)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................    (136,892,231)       (131,843,878)
  Class B Shares..................................     (61,673,974)        (62,767,486)
  Class C Shares..................................     (10,736,272)         (7,014,441)
                                                    --------------      --------------
                                                      (209,302,477)       (201,625,805)
                                                    --------------      --------------
Total Distributions...............................    (218,146,898)       (214,015,322)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (143,588,499)         34,266,676
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     642,251,839         714,318,979
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................     201,181,867         197,998,028
Cost of Shares Repurchased........................    (217,680,890)       (521,071,444)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     625,752,816         391,245,563
                                                    --------------      --------------
TOTAL INCREASE IN NET ASSETS......................     482,164,317         425,512,239
NET ASSETS:
Beginning of the Period...........................   1,957,549,912       1,532,037,673
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $12,179,823 and $7,653,423, respectively).......  $2,439,714,229      $1,957,549,912
                                                    ==============      ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                 YEAR ENDED NOVEMBER 30,
CLASS A SHARES               MAY 31,     ----------------------------------------------
                               2001      2000 (A)   1999 (A)    1998     1997     1996
                            -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  20.04    $  20.05   $  18.88   $18.72   $16.79   $14.81
                             --------    --------   --------   ------   ------   ------
  Net Investment Income....       .12         .23        .22      .20      .23      .24
  Net Realized and
    Unrealized Gain........       .52        2.58       2.23     2.44     3.03     2.85
                             --------    --------   --------   ------   ------   ------
Total from Investment
  Operations...............       .64        2.81       2.45     2.64     3.26     3.09
                             --------    --------   --------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income......       .11         .19        .17      .23      .23      .25
  Distributions from Net
    Realized Gain..........      2.12        2.63       1.11     2.25     1.10      .86
                             --------    --------   --------   ------   ------   ------
Total Distributions........      2.23        2.82       1.28     2.48     1.33     1.11
                             --------    --------   --------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  18.45    $  20.04   $  20.05   $18.88   $18.72   $16.79
                             ========    ========   ========   ======   ======   ======

Total Return (b)...........     3.31%*     16.39%     13.79%   16.21%   21.27%   22.35%
Net Assets at End of the
  Period (In millions).....  $1,556.1    $1,286.3   $1,003.9   $901.3   $773.3   $584.6
Ratio of Expenses to
  Average Net Assets (c)...      .80%        .88%       .88%     .92%     .94%    1.04%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............     1.51%       1.23%      1.11%    1.13%    1.33%    1.68%
Portfolio Turnover.........       68%*        97%        93%      76%      94%     110%

 * Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(c) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                 YEAR ENDED NOVEMBER 30,
CLASS B SHARES                 MAY 31,     ----------------------------------------------
                                 2001      2000 (A)   1999 (A)    1998     1997     1996
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $19.88      $19.91     $18.77    $18.63   $16.72   $14.77
                                ------      ------     ------    ------   ------   ------
  Net Investment Income......      .06         .09        .06       .07      .10      .14
  Net Realized and Unrealized
    Gain.....................      .51        2.56       2.23      2.43     3.02     2.83
                                ------      ------     ------    ------   ------   ------
Total from Investment
  Operations.................      .57        2.65       2.29      2.50     3.12     2.97
                                ------      ------     ------    ------   ------   ------
Less:
  Distributions from Net
    Investment Income........      .04         .05        .04       .11      .11      .15
  Distributions from Net
    Realized Gain............     2.12        2.63       1.11      2.25     1.10      .87
                                ------      ------     ------    ------   ------   ------
Total Distributions..........     2.16        2.68       1.15      2.36     1.21     1.02
                                ------      ------     ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $18.29      $19.88     $19.91    $18.77   $18.63   $16.72
                                ======      ======     ======    ======   ======   ======

Total Return (b).............    2.93%*     15.55%     12.93%    15.38%   20.37%   21.38%
Net Assets at End of the
  Period (In millions).......   $715.8      $573.4     $475.6    $442.4   $340.8   $210.3
Ratio of Expenses to Average
  Net Assets (c).............    1.56%       1.60%      1.64%     1.69%    1.72%    1.83%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................     .75%        .49%       .32%      .36%     .55%     .89%
Portfolio Turnover...........      68%*        97%        93%       76%      94%     110%

 * Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1%.

(c) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                 YEAR ENDED NOVEMBER 30,
CLASS C SHARES                 MAY 31,     ----------------------------------------------
                                 2001      2000 (A)   1999 (A)    1998     1997     1996
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $19.89      $19.92     $18.78    $18.64   $16.73   $14.78
                                ------      ------     ------    ------   ------   ------
  Net Investment Income......      .06         .10        .07       .07      .10      .14
  Net Realized and Unrealized
    Gain.....................      .51        2.55       2.22      2.42     3.02     2.83
                                ------      ------     ------    ------   ------   ------
Total from Investment
  Operations.................      .57        2.65       2.29      2.49     3.12     2.97
                                ------      ------     ------    ------   ------   ------
Less:
  Distributions from Net
    Investment Income........      .04         .05        .04       .11      .11      .15
  Distributions from Net
    Realized Gain............     2.12        2.63       1.11      2.24     1.10      .87
                                ------      ------     ------    ------   ------   ------
Total Distributions..........     2.16        2.68       1.15      2.35     1.21     1.02
                                ------      ------     ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $18.30      $19.89     $19.92    $18.78   $18.64   $16.73
                                ======      ======     ======    ======   ======   ======

Total Return (b).............    2.93%*     15.54%     12.92%    15.37%   20.28%   21.43%
Net Assets at End of the
  Period (In millions).......   $167.8      $ 97.9     $ 52.5    $ 45.6   $ 35.5   $ 22.1
Ratio of Expenses to Average
  Net Assets (c).............    1.56%       1.60%      1.65%     1.69%    1.72%    1.83%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................     .80%        .53%       .34%      .36%     .55%     .89%
Portfolio Turnover...........      68%*        97%        93%       76%      94%     110%

 * Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of May 31, 2001, there is no cumulative effect adjustment.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

    At May 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $2,254,648,958; the aggregate gross unrealized appreciation is $281,886,163 and the aggregate gross unrealized depreciation is $72,758,571, resulting in net unrealized appreciation on long- and short-term investments of $209,127,592.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended May 31, 2001, the Fund's custody fee was reduced by $43,706 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended May 31, 2001, the Fund recognized expenses of approximately $24,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended May 31, 2001, the Fund recognized expenses of approximately $51,500, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 2001, the Fund recognized expenses of approximately $1,150,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $158,100 are included in "Other Assets" on the Statement of Assets and Liabilities at May 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended May 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $263,619.

3. CAPITAL TRANSACTIONS

At May 31, 2001, capital aggregated $1,310,672,852, $643,702,380 and
$158,410,113 for Classes A, B, and C, respectively. For the six months ended May 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   19,671,858    $ 353,803,746
  Class B...............................................   11,394,007      203,211,476
  Class C...............................................    4,755,254       85,236,617
                                                          -----------    -------------
Total Sales.............................................   35,821,119    $ 642,251,839
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,317,346    $ 133,543,394
  Class B...............................................    3,213,468       58,341,950
  Class C...............................................      512,134        9,296,523
                                                          -----------    -------------
Total Dividend Reinvestment.............................   11,042,948    $ 201,181,867
                                                          ===========    =============
Repurchases:
  Class A...............................................   (6,849,082)   $(122,982,097)
  Class B...............................................   (4,317,929)     (76,649,001)
  Class C...............................................   (1,017,834)     (18,049,792)
                                                          -----------    -------------
Total Repurchases.......................................  (12,184,845)   $(217,680,890)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

    At November 30, 2000, capital aggregated $946,307,809, $458,797,955 and
$81,926,765 for Classes A, B, and C, respectively. For the year ended November 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   22,812,272    $ 432,012,978
  Class B...............................................    9,893,782      185,766,245
  Class C...............................................    5,299,954       96,539,756
                                                          -----------    -------------
Total Sales.............................................   38,006,008    $ 714,318,979
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,655,245    $ 132,187,586
  Class B...............................................    3,483,194       59,491,612
  Class C...............................................      369,463        6,318,830
                                                          -----------    -------------
Total Dividend Reinvestment.............................   11,507,902    $ 197,998,028
                                                          ===========    =============
Repurchases:
  Class A...............................................  (16,349,262)   $(303,827,994)
  Class B...............................................   (8,423,101)    (155,411,340)
  Class C...............................................   (3,381,713)     (61,832,110)
                                                          -----------    -------------
Total Repurchases.......................................  (28,154,076)   $(521,071,444)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended May 31, 2001 and the year ended November 30, 2000, 739,017 and 2,409,727 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended May 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended May 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $737,500 and CDSC on redeemed shares of Classes B and C of approximately $499,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,847,924,596 and $1,350,146,972, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001 (Unaudited)

index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended May 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at November 30, 2000............................     331
Futures Opened..............................................     622
Futures Closed..............................................    (722)
                                                                ----
Outstanding at May 31, 2001.................................     231
                                                                ====

    The futures contracts outstanding as of May 31, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    (DEPRECIATION)
Long Contracts:
  S&P 500 Index Futures June 2001 (Current Notional Value
    $314,350 per contract)..................................     231         $3,932,446
                                                                 ===         ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended May 31, 2001, are payments retained by Van Kampen of approximately $2,938,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
21, 121, 221                                                     3238G01-AP-7/01
GI SAR 7/01